Morgan Stanley Institutional Fund Trust -
High Yield Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:  Sabre Inc. 5.375%
due 4/15/2023
Purchase/Trade Date:	 4/1/2015
Offering Price of Shares: $100.00
Total Amount of Offering: $530,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund:
..075
Percentage of Fund's Total Assets: .63
Brokers:  Goldman Sachs & Co., Morgan
Stanley, Bofa Merrill Lynch, Deutsche Bank
Securities, Natixis, Mizuho Securities, TPG
Capital BD LLC, Liontree
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and
profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Momentive Specialty
Chemicals Inc. (Hexion Inc.) 10.000% 2020
Purchase/Trade Date:	 4/2/2015
Offering Price of Shares: $100.00
Total Amount of Offering: $315,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund:
..127
Percentage of Fund's Total Assets: .63
Brokers:  J.P. Morgan, Citigroup, Deutsche
Bank Securities, Goldman Sachs & Co.,
UBS Investment Bank, Bofa Merill Lynch,
Credit Suisse, Morgan Stanley, Apollo
Global Securities
Purchased from: J.P. Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and
profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.



Securities Purchased:  FIAT Chrysler
Automobile NV 5.250% due 4/15/2023
Purchase/Trade Date:	 4/9/2015
Offering Price of Shares: $100.00
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $550,000
Percentage of Offering Purchased by Fund:
0.37
Percentage of Fund's Total Assets: .87
Brokers:  J.P. Morgan, Bofa Merrill Lynch,
Barclays, Citigroup, Goldman Sachs & Co.,
Morgan Stanley, UBS Investment Bank,
Banca IMI, BNP, Credit Agricole, Deutsche
Bank, Mediobanca, Paribas, CIB, RBC
Capital Markets, RBS, Santander, Societe
Generale, UniCredit Capital Markets,
Lebenthal Capital Markets, Loop Capital
Markets, Mischler Financial Group, Inc.,
Ramirez & Co. Inc., The Williams Capital
Group
Purchased from: J.P. Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and
profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Concordia Healthcare
Corp. 7.000% due 4/15/2023
Purchase/Trade Date:	4/13/2015
Offering Price of Shares: $100.00
Total Amount of Offering: $735,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund:
..034
Percentage of Fund's Total Assets: .39
Brokers:  RBC Capital Markets, Morgan
Stanley, TD Securities
Purchased from: RBC
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and
profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Davita Inc. 5.000%
due 5/1/2025
Purchase/Trade Date:	4/14/2015
Offering Price of Shares: $100.00
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund:
..033
Percentage of Fund's Total Assets: .79
Brokers:  Bofa Merrill Lynch, Barclays,
Credit Suisse, Goldman Sachs & Co., J.P.
Morgan, Morgan Stanley, SunTrust
Robinson Humphrey, Wells Fargo
Securities, Credit Agricole CIB, MUFG,
Scotiabank, SMBC Nikko
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and
profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  JLL/Delta Dutch
Pledgeco B.V. 8.750% due 5/1/2020
Purchase/Trade Date:	4/29/2015
Offering Price of Shares: $100.00
Total Amount of Offering: $550,000,000
Amount Purchased by Fund: $350,000
Percentage of Offering Purchased by Fund:
..064
Percentage of Fund's Total Assets: .55
Brokers:  J.P. Morgan, UBS Investment
Bank, Jefferies, KeyBanc Capital Markets,
Morgan Stanley
Purchased from: J.P. Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and
profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Endo Finance
LLC/Endo Ltd. 6.000% due 7/15/2023
Purchase/Trade Date:	6/24/2015
Offering Price of Shares: $100.00
Total Amount of Offering: $1,635,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund:
..028
Percentage of Fund's Total Assets: .68
Brokers:  Barclays, Deutsche Bank
Securities, Credit Suisse, Citigroup, Bofa
Merill Lynch, DNB Markets, Jefferies,
Morgan Stanley, RBC Capital Markets,
SMBC Nikko,
Purchased from: Barclays Capital Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and
profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Susser Petroleum
Partners LP (Sunoco) 5.500% due 8/1/2020
Purchase/Trade Date:	  7/15/2015
Offering Price of Shares: $100.00
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $550,000
Percentage of Offering Purchased by Fund:
..092
Percentage of Fund's Total Assets: .78
Brokers:  Credit Suisse, BBVA, DNB
Markets, Goldman Sachs & Co., J.P.
Morgan, RBC Capital Markets, Wells Fargo
Securities, Citigroup, Morgan Stanley,
Natixis, PNC Capital Markets LLC, UBS
Investment Bank
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and
profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Jaguar Holding
Company II 6.375% due 8/1/2023
Purchase/Trade Date:	 8/3/2015
Offering Price of Shares: $100.00
Total Amount of Offering: $1,125,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund:
..044
Percentage of Fund's Total Assets: .68
Brokers:
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and
profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.


Securities Purchased:  Party City Holdings
Inc. (AHH Holdings) 6.125% due 8/15/2023
Purchase/Trade Date:	 8/5/2015
Offering Price of Shares: $100.00
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund:
..071
Percentage of Fund's Total Assets: .34
Brokers:  Bofa Merrill Lynch, Deutsche
Bank Securities, Barclays, Goldman Sachs
& Co., J.P. Morgan, Macquarie Capital,
Mizuho Securities, Morgan Stanley, MUFG,
SMBC Nikko
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and
profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Targa Resources
Partners LP 6.750% due 3/15/2024
Purchase/Trade Date:	 9/9/2015
Offering Price of Shares: $100.00
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund:
..075
Percentage of Fund's Total Assets: .62
Brokers:  Bofa Merrill Lynch, Barclays,
Citigroup, Deutsche Bank Securities, Wells
Fargo Securities, RBC Capital Markets,
BBVA, Goldman Sachs & Co., ING,
Morgan Stanley, Mizuho Securities, PNC
Capital Markets LLC, ABN AMRO, BB&T
Capital Markets, Comerica Securities,
HSBC, Santander, US Bancorp
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and
profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Frontier
Communications Corp. 11.000% due
9/15/2015
Purchase/Trade Date:	 9/11/2015
Offering Price of Shares: $100.00
Total Amount of Offering: $3,600,000,000
Amount Purchased by Fund: $625,000
Percentage of Offering Purchased by Fund:
..017
Percentage of Fund's Total Assets: .85
Brokers:
Purchased from: J.P. Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and
profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Frontier
Communications Corp. 8.875% due
9/15/2015
Purchase/Trade Date:	 9/11/2015
Offering Price of Shares: $100.00
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund:
..025
Percentage of Fund's Total Assets: .34
Brokers:
Purchased from: J.P. Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and
profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.





Securities Purchased:  Iron Mountain Inc.
6.000% due 10/1/2020
Purchase/Trade Date:	 9/24/2015
Offering Price of Shares: $100.00
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund:
..050
Percentage of Fund's Total Assets: .68
Brokers:  Bofa Merrill Lynch, J.P. Morgan,
Barclays, Goldman Sachs & Co., Wells
Fargo Securities, Credit Agricole CIB,
HSBC, Morgan Stanley, PNC Capital
Markets LLC, RBC Capital Markets, Stifel,
Scotiabank, TD Securities, MUFG,
SunTrust Robinson Humphrey
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and
profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.